[DESCRIPTION] Consent of Attorney

                             R. MICHAEL JACKSON
                               Attorney at Law
                   705 Union Tower, 165 S Union Boulevard
                          Lakewood, Colorado 80228
Office:(303)969-0808   Email:rmichaeljackson@msn.com    Fax:(303)986-5191



                              CONSENT OF ATTORNEY


     I, R. Michael Jackson, the undersigned, do hereby consent to the use of my name in the Third Amendment of the Form SB-2 Registration Statement of Uptown Restaurant Group, Inc., under the heading "Experts."


                                  /s/R. Michael Jackson

September 1, 2000
Lakewood, Colorado